IRONWOOD MULTI-STRATEGY FUND LLC

One Market Plaza, Steuart Tower, Suite 2500
San Francisco, California 94105
(415) 777-2400

SUPPLEMENT DATED APRIL 3, 2014
TO PROSPECTUS DATED AUGUST 30, 2013

This Supplement is intended to highlight certain changes to the Prospectus.

Summary of the LLC Agreement

Units; Members

Persons who purchase Units of the Feeder Fund will be Members of the Feeder Fund.  Additional Members may, at the discretion of the Board, be admitted to the Feeder Fund as of the beginning of each Fiscal Period or at such other time as the Board may determine.

Indemnification

By subscribing for Units, each Member acknowledges that the Feeder Fund has agreed to indemnify and hold harmless Ironwood and its Affiliates (as defined below) and each Director (each, an “Indemnified Party”) against any losses, judgments, liabilities, expenses, and amounts paid in settlement of any claims sustained by them in connection with the Feeder Fund, provided that the same were not finally adjudicated in a decision on the merits thereof by a court of competent jurisdiction to have been the result of willful misfeasance, bad faith or gross negligence by such Indemnified Party or reckless disregard of the duties involved in the conduct of such Indemnified Party’s actions, on the part of the Board or its Affiliates or such Director. The LLC Agreement also provides for indemnification payments in certain other circumstances and for the advancement of certain expenses, including counsel fees so incurred by any Indemnified Party.

“Affiliate” shall mean any person who:  (i) directly or indirectly controls, is controlled by, or is under common control with such person; or (ii) owns or controls ten percent or more of the outstanding voting securities of such person; or (iii) is an officer or director of such person; or (iv) is an officer, director, partner, or trustee of any entity for which the such person acts in any such capacity.

Limited Liability of Members

Under Delaware law and the LLC Agreement, no Member will be liable for the repayment or discharge of any debt or other liability of the Feeder Fund, or be required to make additional contributions to the capital of the Feeder Fund.

Duty of Care

The LLC Agreement provides that no Indemnified Party will have any liability to the Feeder Fund or to any Member for any loss suffered by the Feeder Fund which arises out of any action or inaction of such Indemnified Party if such Indemnified Party, in good faith, determined that such course of conduct was in, or not opposed to, the best interests of the Feeder Fund and such course of conduct did not constitute willful misfeasance, bad faith, or gross negligence of such Indemnified Party or reckless disregard of the duties involved in the conduct of such Indemnified Party’s actions.

The LLC Agreement also provides that no Indemnified Party shall be liable to the Feeder Fund or any Member for losses due to circumstances beyond their control, including but not limited to, the bankruptcy, insolvency, or suspension of normal business activities by any service provider to the Feeder Fund or the Master Fund, or due to the negligence, dishonesty, bad faith, or misfeasance of any service provider to the Feeder Fund or the Master Fund chosen by the Board in good faith.

The LLC Agreement further provides that no Indemnified Party shall bear any liability whatsoever in respect of valuations provided by a service provider to the Feeder Fund or the Master Fund or any entity in which the Master Fund invests relied on by such Indemnified Party in good faith; provided that such service provider was selected by the Board in good faith after the exercise of due care in such selection.

Finally, the LLC Agreement clarifies that nothing contained in the LLC Agreement shall in any way constitute a waiver or limitation of any rights granted to the Feeder Fund or any Member under the U.S. federal securities laws.

Amendment of the LLC Agreement

The terms and provisions of the LLC Agreement may be modified or amended from time to time with the prior written consent of the Board and of Members having, in the aggregate, Units with net asset value in excess of 50% of the aggregate net asset value of the Feeder Fund insofar as is consistent with the laws governing the LLC Agreement.

Members may be required to respond in the negative to a proposed amendment within a certain time period, but not less than 20 calendar days, or be deemed to have consented to such amendment.  No amendment to the LLC Agreement may be made without the consent of the Board.  However, the consent of each Member shall be required for any amendment which would reduce such Member’s net asset value per Unit or amend the provisions of the LLC Agreement governing amendments to the LLC Agreement.

In addition, the Board may, without the consent of any Member:  (i) amend the LLC Agreement to correct clerical errors and reconcile inconsistencies; (ii) following written notice to the Members given at least 60 days prior to any Fiscal Quarter Closing, amend this Agreement, effective as of the first day of the Fiscal Quarter after the giving of such notice, in the following manner:  (A) to make a change in any provision of the LLC Agreement that requires an action to be taken by or on behalf of a “manager” (as defined in Section 18-101(10) of the Delaware Limited Liability Company Act) or the Members pursuant to the requirements of applicable Delaware law if the provisions of applicable Delaware law are amended, modified, or revoked so that the taking of such action is no longer required; (B) to reflect a change in the name of the Feeder Fund; (iii) to permit the Feeder Fund to comply with applicable laws, rules, and regulations of the SEC and other regulatory authorities then in effect; (iv) following written notice to the Members given at least 90 days prior to the end of a Fiscal Year, amend the LLC Agreement to change the Fiscal Year, the Fiscal Quarters or the length of each Fiscal Period; and (v) following written notice to the Members, change the LLC Agreement in any manner that does not adversely affect the Members in any material respect or that is required or contemplated by other provisions of the LLC Agreement or that is required by law.

No amendment to the LLC Agreement will be valid to the extent such amendment was not approved in accordance with the provisions of the 1940 Act.

Term and Dissolution

The Feeder Fund shall be dissolved and its affairs wound-up upon the occurrence of any of the following events:  (i) any Member that has submitted a written request, in accordance with the terms described in “Repurchases of Units” in the Prospectus, to tender all of such Member’s Units for repurchase by the Feeder Fund (A) has not been given the opportunity to so tender within a period of two years after the request (whether in a single repurchase offer or multiple consecutive offers within the two-year period) and (B) has provided written notice to the Feeder Fund within 30 calendar days of the end of such two-year period; (ii) any event which would make it unlawful to continue the existence of the Feeder Fund; or (iii) the Board determines to dissolve the Feeder Fund upon 30 calendar days’ prior written notice to the Members.

Upon dissolution of the business of the Feeder Fund, which dissolution shall be deemed a Fiscal Quarter Closing, the Board shall, at any time during the 90 calendar day period following completion of a final audit of the Feeder Fund’s books and records, make distributions out of Feeder Fund assets in the following manner and order:  (i) to payment and discharge of the claims of all creditors of the Feeder Fund who are not Members; (ii) to payment and discharge of the claims of Member creditors of the Feeder Fund pro rata based on the respective amounts of their claims; and (iii) to each Member in proportion to number of Units held by such Member.

Reports to Members

Following each month-end, Ironwood will prepare and deliver to each Member a report setting forth the Feeder Fund’s estimated investment performance (based on unaudited data) for that month.

Within 60 calendar days after the end of each Fiscal Year, the Feeder Fund or the accountants for the Feeder Fund will prepare and deliver to each Member a report setting forth as of the end of such Fiscal Year:  (i) a balance sheet of the Feeder Fund; (ii) a statement showing the increase or decrease in net asset value of the Feeder Fund for such Fiscal Year; (iii) the number of Units held by the Member; (iv) the net asset value per Unit and the manner of calculation; (v) the aggregate net asset value of a Member’s Units and the manner of calculation; and (vi) any such information as may be required by applicable regulatory authorities.

The Feeder Fund may deliver such monthly, quarterly and annual reports in electronic format or make them available to Members through the Feeder Fund’s website.

Fiscal Year

The Fiscal Year of the Feeder Fund for accounting purposes will end on April 30 of each year, and the Fiscal Year of the Feeder Fund for tax purposes will end on December 31 of each year.  A Fiscal Quarter of the Feeder Fund will be each three-month period ending on the last calendar day of April, July, October and January.

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The information in this Supplement modifies the Ironwood Multi-Strategy Fund LLC Prospectus dated August 30, 2013. In particular, and without limitation, the information contained in this Supplement modifies (and if inconsistent, replaces) information contained in the section of the Prospectus entitled “Summary of the LLC Agreement”.